UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2009

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2009, MasterCard International Incorporated (the “Company”), the principal operating subsidiary of MasterCard Incorporated (the “Registrant”), adopted the MasterCard International Incorporated Executive Severance Plan (the “Executive Severance Plan”) and the MasterCard International Incorporated Change in Control Severance Plan (the “CIC Plan”), each effective as of August 1, 2009. Individuals eligible to participate under both the Executive Severance Plan and the CIC Plan include, among others, named executive officers who do not otherwise have a written employment agreement.

Executive Severance Plan

Eligible Members.

The Executive Severance Plan provides for accrued payments and, in certain circumstances, severance payments (as described below) to be paid upon termination to members of the Company’s Executive Committee who do not have a written employment agreement with the Company and who are designated in writing by the Company’s Chief Executive Officer (each an “Eligible Member”). Eligible Members are not eligible to participate in, and receive any severance benefits under, the MasterCard International Incorporated Severance Plan (the “Severance Plan”).

Accrued Payments.

Death. In the event of an Eligible Member’s death, his or her estate and/or beneficiaries are entitled to a lump sum payment within 30 days following the date of termination of: (1) base salary earned but not paid through the date of the Eligible Member’s death; (2) payment for all accrued but unused vacation time; (3) the target annual incentive bonus payable for the year in which death occurs, and the prior year if not already paid; and (4) such additional benefits, if any, the executive may be entitled to under the Company’s plans and programs on account of death.

Disability. In the event of an Eligible Member’s termination of employment on account of disability, the Eligible Member will be entitled to receive the same payments as noted above in the event of his or her death, except that the Eligible Member’s target annual incentive bonus will be pro-rated for the year of his or her termination.

Mandatory Retirement. In the event an Eligible Member’s employment ends upon mandatory retirement (i.e., the last day of the calendar year in which he or she attains the age of sixty-five), he or she will be entitled to receive the same payments as noted above in the event of his or her death, except that the Eligible Member’s target annual incentive bonus will be pro-rated for the year in which his or her termination occurs, based upon the actual performance of the Company for the applicable performance period (and taking into account the terms of the annual incentive plan, including but not limited to the discretion of the Compensation Committee to reduce the bonus amount).

For Cause or Voluntary Resignation. If the Company terminates the Eligible Member’s employment for “Cause” (as defined in the Executive Severance Plan and described below under “Definitions”) or the Eligible Member voluntarily resigns, he or she will be entitled to, within 30 days of the date of termination: (1) a payment with respect to base salary earned but not paid through the date of his termination, (2) payment for all accrued but unused vacation time and (3) additional benefits, if any, that the Eligible Member would be entitled to under the Company’s plans and programs on account of termination for Cause or his or her voluntary resignation.

Without Cause or With Good Reason. In the event of the Eligible Member’s termination by the Company without Cause or by the Eligible Member with “Good Reason” (as defined in the Executive Severance Plan and described below under “Definitions”), he or she will be entitled to (in addition to any “Severance Payments” described below): (1) a lump sum within 30 days following the date of termination of all base salary earned but not paid prior to the date of termination; (2) a lump sum within 30 days following the date of termination equal to all accrued but unused vacation time; (3) a pro-rata portion of the annual incentive bonus payable for the year in which his or her termination occurs and the prior year, if not already paid, based upon the actual performance of the Company for the applicable performance period as determined by the Compensation Committee and payable in accordance with the regular bonus pay practices of the Company.

Severance Payments.

In addition to any payments described above, in the event of an Eligible Member’s termination either by the Company without Cause or by the Eligible Member for Good Reason, and in each case unless otherwise disqualified as described below, an Eligible Member will be entitled to:

•	(1) base salary continuation for 18 months (and, in the Company’s sole discretion, up to an additional 6 months) following the date of termination;

•

(2) annual bonus payments following the date of termination in an aggregate amount equal to 1.5 times (and, in the Company’s sole discretion, up to 2 times) the annual incentive bonus paid to the Eligible Member for the year prior to the year during which termination occurs, payable ratably over an 18-month period (or longer, if applicable, as described above) in accordance with the annual incentive bonus pay practices of the Company;

•

(3) payment of the monthly cost of the premium for COBRA medical coverage for the applicable COBRA period (or 18 months if shorter), or if he or she is eligible for the MasterCard Retiree Health Plan, the full cost of the retiree health coverage for 18 months, and thereafter the retiree contribution levels shall apply;

•	(4) reasonable outplacement services for the shorter of 18 months or the period of unemployment; and

•

(5) such additional benefits, if any, that the executive would be entitled to under the Company’s plans and programs for the above captioned events of termination (other than any severance payments payable under the terms of any benefit plan, including, but not limited to, the Severance Plan).

The Company’s obligation to make the severance payments described in bullets 1 through 4 above is conditioned upon the Eligible Member’s execution of a separation agreement and release, within 60 days following the date of termination, of all claims to the Eligible Member’s employment or the termination of such employment. Such an agreement would include non-competition and non-solicitation restrictions for an 18-month period (or the length of the severance payments, if longer, as described above).

The Executive Severance Plan provides that Eligible Members are only entitled to receive severance payments in the events described above, and would not be entitled to receive such severance payments in the event of termination of employment with the Company due to (1) death, (2) disability, (3) voluntary resignation for any reason other than for Good Reason, (4) termination for Cause or (5) mandatory retirement, or in the event that the Eligible Member fails to give notice of termination for Good Reason within 60 days of the events constituting Good Reason.

Modification or Termination.

The Executive Severance Plan may be amended, modified or terminated by the Human Resources and Compensation Committee of the Registrant (the “Compensation Committee”) at any time at the Company’s sole discretion.

CIC Plan

Eligible Employees.

The CIC Plan provides change in control severance payments and benefits to all employees of the Company who: (1) do not have an employment agreement with the Company and (2) have been selected in writing prior to a “Change-in-Control” (as defined in the MasterCard Incorporated 2006 Long-Term Incentive Plan, as it may be amended from time to time (the “2006 Long-Term Incentive Plan”), and described below) by the Company’s Chief Executive Officer or by the Compensation Committee, in their respective sole and absolute discretion, as being eligible to participate. Any such selection by the Chief Executive Officer must be made at least 6 months preceding a Change-in-Control.

CIC Payments.

In the event that, within 6 months preceding or 2 years following a Change-in-Control, an Eligible Employee either: (1) is terminated by the Company or the Company’s successor without “Cause” (as defined in the CIC Plan and described below) or (2) terminates his or her employment with the Company or the Company’s successor for “Good Reason” (as defined in the CIC Plan and described below), and in each case unless otherwise ineligible as described below, an Eligible Employee will be entitled to:

•	(1) a lump sum within 30 days following the date of termination of all base salary earned but not paid prior to the date of termination;

•	(2) a lump sum within 30 days following the date of termination equal to all accrued but unused vacation time;

•

(3) a pro-rata portion of the annual incentive bonus payable for the year in which his or her termination occurs and the prior year, if not already paid, based upon the actual performance of the Company for the applicable performance period as determined by the Compensation Committee and payable in accordance with the regular bonus pay practices of the Company;

•	(4) base salary continuation for 24 months following the date of termination;

•

(5) annual bonus payments following the date of termination with the aggregate bonus amount for each Eligible Employee equivalent to the average annual bonus received by the Eligible Employee with respect to the prior two years of employment, payable ratably over a 24-month period in accordance with the regular payroll practices and annual incentive bonus pay practices of the Company;

•

(6) payment of the monthly cost of the premium for COBRA medical coverage for the applicable COBRA period (or 24 months if shorter), or if he or she is eligible for the MasterCard Retiree Health Plan, the full cost of the retiree health coverage for 24 months and thereafter the retiree contribution levels shall apply;

•	(7) reasonable outplacement services for the shorter of 24 months or the period of unemployment; and

•

(8) such additional benefits, if any that the executive would be entitled to under the Company’s plans and programs for the above captioned events of termination (other than any severance payments payable under the terms of any benefit plan, including, but not limited to, the Severance Plan).

The Company’s obligation to make the Change-in-Control payments described above in bullets 4 through 7 is conditioned upon the Eligible Employee’s execution of a separation agreement and release, within 60 days following the date of termination, of all claims to the Eligible Member’s employment or the termination of such employment, which would include a 2-year non-competition restriction and a 2-year non-solicitation restriction.

The CIC Plan provides that Eligible Employees are only entitled to receive Change-in-Control payments in the events described above, and would not be entitled to receive such payments in the event of termination of employment with the Company or the Company’s successor due to: (1) death, (2) disability, (3) voluntary resignation for any reason other than for Good Reason, (4) termination for Cause at any time preceding or following a Change-in-Control or (5) mandatory retirement, or in the event that the Eligible Employee fails to give notice of termination for Good Reason within 60 days of the events constituting Good Reason. The CIC Plan expressly provides that a Change-in-Control alone, without a related termination of employment, will in no event give rise to any Change-in-Control payments or benefits under the CIC Plan.

Modification or Termination.

The CIC Plan may be amended, modified or terminated by the Compensation Committee at any time at the Company’s sole discretion, except that for a two-year period following a Change of Control, no amendment, modification or termination of the CIC Plan may be effected which may have a detrimental effect on the rights or benefits payable to an Eligible Employee without his or her written consent.

Certain Definitions in Executive Severance Plan or CIC Plan

Each of the Executive Severance Plan and the CIC Plan defines “Cause” to generally mean: (a) the willful failure by the Eligible Member or Eligible Employee, as applicable, to perform his or her duties or responsibilities (other than due to disability); (b) engaging in serious misconduct that is injurious to the Company including, but not limited to, damage to its reputation or standing in its industry; (c) having been convicted of, or entered a plea of guilty or nolo contendere to, a crime that constitutes a felony or a crime that constitutes a misdemeanor involving moral turpitude; (d) the material breach of any written covenant or agreement with the Company not to disclose any information pertaining to the Company; or (e) the breach of the Company’s code of conduct, the supplemental code of conduct or any material provision of specified Company policies.

“Change-in-Control” for purposes of the CIC Plan has the meaning as set forth in the 2006 Long-Term Incentive Plan. Accordingly, it generally means the occurrence of any of the following events (other than by means of a public offering of the Registrant’s equity securities):

(a) The acquisition by any person of beneficial ownership of more than 30 percent of the voting power of the then outstanding equity securities of the Registrant (the “Outstanding Registrant Voting Securities”), subject to certain exceptions; or

(b) A change in the composition of the board of directors of the Registrant that causes less than a majority of the directors of the Registrant then in office to be members of the board, subject to certain exceptions; or

(c) Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Registrant or the purchase of assets or stock of another entity (a “Business Combination”), in each case, unless immediately following such Business Combination, (i) all or substantially all of the persons who were the beneficial owners of the Outstanding Registrant Voting Securities immediately prior to such Business Combination will beneficially own more than 50 percent of the then outstanding voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Registrant Voting Securities, (ii) no person will beneficially own more than a majority of the voting power of the then outstanding voting securities of such entity except to the extent that such ownership of the Registrant existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the entity resulting from such Business Combination will have been members of the incumbent board of the Registrant at the time of the initial agreement, or action of the board of the Registrant, providing for such Business Combination; or

(d) Approval by the stockholders of the Registrant of a complete liquidation or dissolution of the Registrant.

“Good Reason” for the purpose of each of the Executive Severance Plan and the CIC Plan generally means: (a) the assignment to a position for which the plan participant is not qualified or a materially lesser position than the position held by the plan participant; (b) a material reduction in the plan participant’s annual base salary other than a 10 percent or less reduction, in the aggregate, over the term of employment; or (c) the relocation of the plan participant’s principal place of employment by more than 50 miles.

Section 409A and ERISA

Each of the Executive Severance Plan and CIC Plan is intended to comply with the requirements of Section 409A of the Internal Revenue Code, and therefore each contains provisions that could, among other things, affect the amounts and timing of payments described above. Additionally, each of the Executive Severance Plan and CIC Plan is intended to comply with the requirements of the Employee Retirement Income Security Act.

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The foregoing description of the Executive Severance Plan and the CIC Plan does not purport to be a complete description and is qualified in its entirety by reference to the full text of each of the Executive Severance Plan and the CIC Plan, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	MasterCard International Incorporated Executive Severance Plan, effective as of August 1, 2009.

10.2	MasterCard International Incorporated Change in Control Severance Plan, effective as of August 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: July 31, 2009	By	/s/ Noah J. Hanft
Noah J. Hanft
General Counsel, Chief Payment System Integrity & Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	MasterCard International Incorporated Executive Severance Plan, effective as of August 1, 2009.

10.2	MasterCard International Incorporated Change in Control Severance Plan, effective as of August 1, 2009.